UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 23, 2012

Analogic Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-6715	04-2454372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Centennial Drive, Peabody, Massachusetts		01960
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 978-326-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2012, Registrant held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present in person or by proxy. At the Annual Meeting, our stockholders approved our Amended and Restated 2009 Stock Incentive Plan (the “2009 Plan”), which, among other things: (i) increases the number of shares of common stock reserved for issuance from 1,600,000 to 2,200,000, (ii) makes directors eligible to participate in the 2009 Plan and (iii) adds provisions related to compliance with Section 409A of the Internal Revenue Code of 1986, as amended. The 2009 Plan had previously been adopted by our Board of Directors.

A summary of the 2009 Plan’s terms, including a discussion of awards to our executive officers under the 2009 Plan, was provided in the definitive proxy statement filed by us with the Securities and Exchange Commission on November 25, 2011 under the heading “Proposal 5 – Proposal to Approve the Amended and Restated Analogic 2009 Stock Incentive Plan” and is incorporated herein by reference. A copy of the 2009 Plan is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07: Submission of Matters to a Vote of Security Holders

The following is a brief description and vote count of all items voted on at the Annual Meeting:

Proposal 1 – Election of Directors. Our stockholders elected nine directors for a one-year term, to hold office until our 2013 Annual Meeting, and until their respective successors have been duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non- Votes
Bernard C. Bailey	10,850,828	98,129	9,428	569,187
Jeffrey P. Black	10,673,655	275,584	9,146	569,187
James W. Green	10,865,790	89,766	2,829	569,187
James J. Judge	10,886,608	68,300	3,477	569,187
Kevin C. Melia	10,556,218	398,673	3,494	569,187
Michael T. Modic	10,825,104	129,822	3,459	569,187
Fred B. Parks	10,672,767	282,364	3,254	569,187
Sophie V. Vandebroek	10,889,121	65,720	3,544	569,187
Edward F. Voboril	9,325,572	1,629,559	3,254	569,187

Proposal 2 – Ratification of Auditors. Our shareholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2012.

For	Against	Abstain	Broker Non- Votes
11,341,751	170,133	15,688	0

Proposal 3 – Advisory Vote on Executive Compensation. Our stockholders approved, on a non-binding, advisory basis, the compensation of the Registrant’s named executive officers.

For	Against	Abstain	Broker Non- Votes
10,203,024	415,579	339,782	569,187

Proposal 4 – Frequency of Future Executive Compensation Advisory Votes. Our stockholders voted, on a non-binding, advisory basis, for Analogic to hold advisory votes on its executive compensation on an annual basis.

One Year	Two Years	Three Years	Abstain	Broker Non- Votes
9,556,902	11,784	1,048,964	340,735	569,187

Our Board of Directors determined that we will hold future advisory votes on named executive officer compensation with a frequency of every one year.

Proposal 5 – 2009 Stock Incentive Plan. Our stockholders approved the amendment and restatement of our 2009 Stock Incentive Plan.

For	Against	Abstain	Broker Non- Votes
9,723,329	892,112	342,944	569,187

Proposal 6 – Non-Employee Director Stock Plan. Our stockholders approved the amendment and restatement of our Non-Employee Director Stock Plan.

For	Against	Abstain	Broker Non- Votes
10,516,532	97,603	344,250	569,187

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Amended and Restated 2009 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analogic Corporation

January 27, 2012	By:	/s/ John J. Fry
Name: John J. Fry
Title: Senior Vice President, General Counsel, and Secretary